Chime Reports Third Quarter 2026 Financial Results

Revenue grows 32% year over year to $718 million

Achieves third consecutive quarter of GAAP profitability

Raises Q4 and full-year 2026 outlook

SAN FRANCISCO – (BUSINESS WIRE) – Nov. 4, 2026 – Chime® (Nasdaq: CHYM) today reported financial results for the quarter ended September 30, 2026.

“This was our strongest quarter yet as a public company, and we are seeing structural improvements in our growth and profitability profile,” said Chris Britt, CEO and Co-founder of Chime. “We added a record 1.8 million net new Active Members over the past year, accelerated revenue growth to 32%, and delivered our third consecutive quarter of GAAP profitability. Chime Prime and our growing lending business are deepening primary account relationships and driving the strongest unit economics in our history. Our momentum gives us confidence to raise our outlook for the remainder of the year.”

Third Quarter 2026 Financial Highlights

We delivered strong top-line and bottom-line growth in the third quarter, reflecting durable growth and expanding profitability.

•Revenue grew 32% year over year to $718 million, accelerating from 27% year-over-year growth in the second quarter.
◦Payments revenue grew 22% year over year to $444 million, and 26% year over year when combined with Outbound Instant Transfer (OIT) revenue.
◦Platform-related revenue grew 52% year over year to $274 million, reflecting the continued scaling of MyPay and Instant Loans.
•Gross profit was $646 million, yielding a 90% gross margin.
•Transaction profit (non-GAAP) grew 41% year over year to $530 million, yielding a 74% transaction margin.
•Net income was $44 million, marking our third consecutive quarter of GAAP profitability. Net margin was 6%, up 16 percentage points year over year.
•Adjusted EBITDA (non-GAAP) was $137 million, representing a 19% adjusted EBITDA margin, up 14 percentage points year over year.
•Active Members grew 20% year over year to 10.9 million. We added a record 1.8 million net new Active Members over the trailing 12 months and approximately 500,000 quarter over quarter in Q3. Direct depositor growth accelerated for the third straight quarter.
•Average Revenue per Active Member (ARPAM) grew 10% year over year to $270.
•Purchase Volume (PV) growth accelerated to 19% year over year to $38.5 billion and 22% year over year to $40 billion when including OIT volume.

Third Quarter 2026 Business Highlights

•Chime Prime deepens member relationships: Members earning $75,000 or more annually remain our fastest-growing segment, with a significantly larger share of these members direct depositing and qualifying for Prime. Prime members generate more than double the ARPAM of the average Active Member. Prime and Chime Card helped lift credit to 29% of PV, nearly double a year ago.

•Strongest unit economics in Chime’s history: The lifetime value to member acquisition cost (LTV:CAC) ratio reached nearly 10x for all Active Members.

•Record MyPay origination volume and transaction profit: Higher limits helped drive record MyPay origination volume of $5.3 billion, the fastest growth in a year, with loss rates at around 1%. Annualized revenue exceeded $500 million, and transaction profit hit a record $80 million, nearly double a year ago.

•Instant Loans continues to scale: More than 20% of Active Members use Instant Loans. Annualized revenue exceeded $115 million, ahead of expectations. We originated $381 million of Instant Loans, with annualized loss rates for repeat borrowers up to 50% lower than for first-time borrowers.

•Broadening product portfolio: We rolled out Chime Invest to all members, launched Visa Flex, began testing a new line of credit for Chime Prime members, and introduced joint accounts. These offerings give members more ways to use Chime and deepen their relationships with us. Next year, we plan to launch an unsecured credit card to expand our lending portfolio and roll out a paycard to enhance our Enterprise offering.

•Chime Enterprise expands employer partnerships: We signed and launched The Michaels Companies, Inc., a leading retailer with nearly 40,000 employees in the U.S. We also signed the City of Charleston as our first public-sector employer partner. We expanded our Workday partnership to make it easier for millions of employees to choose Chime for direct deposit within Workday.

•Pending acquisition of Stride Bank on track: Chime’s acquisition of Stride Bank1 remains on track to close in the first half of 2027, subject to regulatory approvals and closing conditions. We continue to expect more than $100 million in annual net after-tax synergies. We expect that owning the bank subsidiary will enable us to accelerate product development, gain greater control over the member experience, and deepen our structural cost advantage.

Fourth Quarter and 2026 Full-Year Financial Outlook

We are raising our fourth-quarter and full-year 2026 guidance to reflect the structural improvement we’re seeing in our growth and profitability profile. For the full year of 2026, we expect:

•Revenue between $2.792 and $2.802 billion, representing year-over-year revenue growth of 28%.
•Adjusted EBITDA between $519 and $524 million, with an adjusted EBITDA margin of approximately 19%.

For the fourth quarter of 2026, we now expect:

•Revenue between $757 and $767 million, representing year-over-year revenue growth between 27% and 29%.
•Adjusted EBITDA between $161 and $166 million, with an adjusted EBITDA margin between 21% and 22%.

Conference Call Information
Chime will host a conference call to discuss its third quarter 2026 financial results and financial outlook at 2 p.m. Pacific Time (5 p.m. Eastern Time) today. A live webcast of the earnings conference call will be accessible on the Events & Presentations section of Chime's Investor Relations website at investors.chime.com. A replay will be available on the website following the call.
An investor presentation, including supplemental financial information and reconciliation of certain non-GAAP financial measures to their nearest comparable GAAP measures, will be available through Chime's Investor Relations website at investors.chime.com.

1 Pursuant to the transaction, Chime will acquire Central Service Corporation, the parent holding company of Stride Bank.

About Chime:

Chime (Nasdaq: CHYM) is a financial technology company founded on the premise that core banking services should be helpful, easy, and free. We offer a broad range of low-cost banking and payments products that address the most critical financial needs of everyday people. Our member-aligned business model has helped millions of people to unlock financial progress™. Member deposits are FDIC-insured through The Bancorp Bank, N.A. or Stride Bank, N.A., Members FDIC, up to applicable limits*.

*Chime is not FDIC-insured. The Bancorp Bank, N.A. and Stride Bank, N.A. are the FDIC-insured members. Deposit insurance covers the failure of an insured bank. Certain conditions must be satisfied for pass-through deposit insurance coverage to apply. FDIC deposit insurance limit is $250,000 per depositor, per insured bank, per ownership category.

Contacts

Investors and Analysts:
ir@chime.com

Press:
press@chime.com

Forward-Looking Statements

This release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which statements involve substantial risks and uncertainties. Forward-looking statements generally relate to future events or future financial or operating performance. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “should,” “expect,” “plan,” “anticipate,” “could,” “would,” “intend,” “target,” “project,” “contemplate,” “believe,” “estimate,” “predict,” “potential,” “goal,” “objective,” “seek,” or “continue,” or the negative of these words or other similar terms or expressions that concern Chime’s expectations, strategy, plans, or intentions.
Forward-looking statements in this release may include, among others, statements relating to our future results of operations or financial performance; expectations regarding certain of our key financial and operating metrics; our business and growth strategy, including future product development plans; our ability to attract and retain Active Members and develop primary account relationships; our market opportunity; the performance of newly launched products and innovations; our technological capabilities; the demand for Chime’s products and services; our expectations and management of future growth and acceleration; our expectations regarding the benefits of the proposed transaction between Chime and Stride Bank, including future financial and operating results, as well as our ability to accelerate product development, gain greater control over the member experience, and deepen our structural cost advantage; our expectations related to the timing of the completion of the transaction with Stride Bank; and our expectations regarding our industry and traditional banks. Investors should not put undue reliance on any forward-looking statements. Forward-looking statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times at, or by, which such performance or results will be achieved, if at all.

Forward-looking statements are based on information available at the time those statements are made or on management’s good faith beliefs and assumptions as of that time with respect to future events, and are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in, or suggested by, the forward-looking statements. These risks and uncertainties include risks related to our ability to attract and retain Active Members; our relationships with our bank partners; changes in rules and practices concerning interchange fees, card network fees, and other fees and assessments; our ability to maintain and protect our brand; our ability to maintain member satisfaction and provide reliable member support; our ability to develop new products and enhancements for existing products; our reliance on third parties and their systems; our history of net losses and ability to achieve and maintain profitability; the complex and evolving laws and regulations applicable to our business and the banking ecosystem; and risks related to our proposed transaction with Stride Bank. Further information on these risks and other factors that could affect our financial results are set forth in our filings with the Securities and Exchange Commission, including in our most recent Quarterly Report on Form 10-Q.

In light of these risks and uncertainties, the forward-looking events and circumstances discussed in this release may not occur and actual results could differ materially from those anticipated or implied in the forward-looking statements. Moreover, we operate in a very competitive and rapidly changing environment. New risks and uncertainties emerge from time to time, and it is not possible for us to predict all risks and uncertainties that could have an impact on the forward-looking statements contained in this release. Except as required by law, Chime does not undertake any obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future developments, or otherwise.

Non-GAAP Financial Measures

To supplement our consolidated financial information prepared and presented in accordance with U.S. generally accepted accounting principles (“GAAP”), we use certain financial measures that are not prepared in accordance with GAAP, including transaction profit, transaction margin, adjusted EBITDA, and adjusted EBITDA margin, to facilitate analysis of our financial trends and for internal planning and forecasting purposes. We use these non-GAAP financial measures in conjunction with GAAP measures to evaluate our operating performance, formulate business plans, prepare budgets and forecasts, and make strategic decisions, including those relating to operating expenses and the allocation of internal resources. We believe that these non-GAAP financial measures provide useful information to investors, analysts, and others about our business and financial performance, enhance their overall understanding of our performance, and can assist in providing a more consistent and comparable overview of our financial performance across periods. Our definitions may differ from the definitions used by other companies and therefore comparability may be limited. In addition, other companies may not publish these or similar metrics. Further, these metrics have certain limitations in that they do not include the impact of certain expenses that are reflected on our consolidated statements of operations. Accordingly, our non-GAAP financial measures are presented for supplemental purposes only and should be considered in addition to, and not as substitutes for, or in isolation from, measures prepared in accordance with GAAP. A reconciliation of these measures to the most directly comparable GAAP measures is included at the end of this release.

We have not provided the forward-looking GAAP equivalents for certain forward-looking non-GAAP measures included in this release, or a GAAP reconciliation, as a result of the uncertainty regarding, and the potential variability of, reconciling items such as stock-based compensation expense. Accordingly, a reconciliation of these forward-looking non-GAAP metrics to their corresponding forward-looking GAAP equivalents is not available without unreasonable effort. However, it is important to note that material changes to reconciling items could have a significant effect on future GAAP results.

Adjusted EBITDA

We define adjusted EBITDA as net income (loss), adjusted for (i) depreciation and amortization expense, (ii) other income (expense), net, (iii) provision (benefit) for income taxes, (iv) stock-based compensation expense including related payroll tax, and (v) certain expenses that do not reflect our core operations and may vary significantly from period to period, including restructuring charges, impairment charges, stock-based charitable expense, and certain legal and regulatory charges, as applicable.

Adjusted EBITDA Margin

We define adjusted EBITDA margin as adjusted EBITDA divided by revenue.

We believe that adjusted EBITDA and adjusted EBITDA margin are key measures of our operating performance, and management uses these measures to formulate business plans, prepare budgets and forecasts, and make strategic decisions.

Transaction Profit

We define transaction profit as gross profit less transaction and risk losses.

Transaction Margin

We define transaction margin as transaction profit divided by revenue.

We believe that transaction profit and transaction margin are key measures of the incremental profit generated by member transactions.

Key Metrics Definitions

We use the following key metrics to help us evaluate our business and growth trends, establish budgets, evaluate the effectiveness of our investments, and assess operational efficiencies.

Active Members

We define an Active Member as a member who has initiated a money movement transaction on our platform in the last calendar month of the applicable period. Member-initiated money movement transactions include, but are not limited to, purchases with Chime-branded debit or credit cards, funding a member account, withdrawing funds from an ATM, sending or receiving funds with Pay Anyone, or taking or repaying a MyPay advance or an Instant Loan. Active Members are a key indicator of the scale of our engaged member base.

Average Revenue Per Active Member (“ARPAM”)

We define Average Revenue per Active Member (“ARPAM”) as revenue generated in the calendar quarter multiplied by four and divided by the average of the number of Active Members at the end of the prior quarter and the end of the current quarter. ARPAM is a key indicator of our ability to monetize member engagement, as it captures both the impact of payments revenue from Purchase Volume as well as the monetization of products that contribute to platform-related revenue.

Purchase Volume

We define Purchase Volume as the total dollar value of member purchase transactions using Chime-branded debit or credit cards during a given period, net of any adjustments or refunds. Purchase Volume is a key driver of payments revenue, because the interchange fees upon which our payments revenue is based are generally determined as a percentage of the underlying transaction value plus a fixed amount per transaction based upon rates set by the card networks. Purchase Volume is also a key indicator of aggregate member engagement. Purchase Volume does not include other types of transaction volumes such as deposits, ATM withdrawals, SpotMe and MyPay advances, Instant Loans, sending or receiving funds with Pay Anyone, outbound instant transfers, and other types of ACH or direct debit transfers.

CHIME FINANCIAL, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands, except share and per share amounts)
(unaudited)

	September 30, 2026	December 31, 2025
Assets
Current assets:
Cash and cash equivalents	$636,656	$466,252
Restricted cash	118,866	14,508
Marketable securities	546,319	587,828
Product collateral	219,794	251,204
Accounts receivable, net	320,000	257,884
Loans held for investment, net	92,417	71,581
Prepaid expenses and other current assets	71,231	106,753
Total current assets	2,005,283	1,756,010
Property, equipment, and software, net	95,072	94,320
Operating lease right-of-use assets, net	76,784	83,429
Other assets	30,288	30,846
Total assets	$2,207,427	$1,964,605
Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$29,210	$38,680
Accrued and other current liabilities	241,024	201,862
Product obligation	147,698	147,382
Total current liabilities	417,932	387,924
Operating lease liabilities, net of current portion	115,118	123,284
Warehouse facility	100,000	—
Other non-current liabilities	32,219	51,691
Total liabilities	665,269	562,899
Stockholders’ equity:
Preferred stock, $0.0001 par value: 100,000,000 shares authorized, no shares issued and outstanding as of September 30, 2026 and December 31, 2025.	—	—
Class A common stock, $0.0001 par value: 5,000,000,000 shares authorized, 352,879,240 shares issued and outstanding as of September 30, 2026. 5,000,000,000 shares authorized, 347,751,083 issued and outstanding as of December 31, 2025.	28	28
Class B common stock, $0.0001 par value: 65,000,000 shares authorized, 30,420,959 shares issued and outstanding as of September 30, 2026. 65,000,000 shares authorized, 32,182,289 issued and outstanding as of December 31, 2025.	3	3
Class C common stock, $0.0001 par value: 500,000,000 shares authorized, no shares issued and outstanding as of September 30, 2026 and December 31, 2025.	—	—
Additional paid-in capital	4,794,166	4,775,607
Accumulated other comprehensive income (loss)	(2,965)	172
Accumulated deficit	(3,249,074)	(3,374,104)
Total stockholders’ equity	1,542,158	1,401,706
Total liabilities and stockholders’ equity	$2,207,427	$1,964,605

CHIME FINANCIAL, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except share and per share amounts)
(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2026	2025	2026	2025
Revenue	$718,001	$543,519	$2,035,156	$1,590,412
Cost of revenue(1)	71,936	69,401	213,905	196,939
Gross profit	646,065	474,118	1,821,251	1,393,473
Operating expenses:
Transaction and risk losses	115,614	97,053	307,806	304,445
Member support and operations(2)	104,799	83,658	309,753	365,364
Sales and marketing(2)	168,465	153,608	498,055	471,187
Technology and development(2)	119,434	123,942	341,325	823,578
General and administrative(2)	98,701	76,575	249,310	403,415
Depreciation and amortization(1)	4,729	3,992	13,194	11,695
Total operating expenses	611,742	538,828	1,719,443	2,379,684
Income (loss) from operations	34,323	(64,710)	101,808	(986,211)
Other income, net	9,651	10,268	24,140	21,837
Net income (loss) before income taxes	43,974	(54,442)	125,948	(964,374)
Provision (benefit) for income taxes	250	280	918	785
Net income (loss)	$43,724	$(54,722)	$125,030	$(965,159)
Net income (loss) per share attributable to common stockholders:
Basic	$0.11	$(0.15)	$0.33	$(5.10)
Diluted	$0.11	$(0.15)	$0.31	$(5.10)
Weighted average number of common shares outstanding used to compute net income (loss) per share attributable to common stockholders:
Basic	380,680,024	371,829,972	380,709,024	189,227,164
Diluted	400,120,167	371,829,972	398,002,078	189,227,164
__________________
(1)Total depreciation and amortization includes amounts as follows:

	Three Months Ended September 30,		Nine Months Ended September 30,
(in thousands)	2026	2025	2026	2025
Depreciation and amortization recorded in cost of revenue	$3,209	$3,522	$9,966	$10,488
Depreciation and amortization recorded as operating expense	4,729	3,992	13,194	11,695
Total depreciation and amortization	$7,938	$7,514	$23,160	$22,183
(2)Amounts include stock-based compensation and related payroll tax as follows:

	Three Months Ended September 30,		Nine Months Ended September 30,
(in thousands)	2026	2025	2026	2025
Member support and operations	$10,229	$10,172	$28,680	$133,882
Sales and marketing	5,201	4,128	14,315	48,014
Technology and development	26,208	40,270	82,773	584,189
General and administrative	34,638	31,383	86,522	256,626
Total stock-based compensation expense and related payroll tax	$76,276	$85,953	$212,290	$1,022,711

CHIME FINANCIAL, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)
(unaudited)

	Nine Months Ended September 30,
	2026	2025
Operating activities:
Net income (loss)	$125,030	$(965,159)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization	23,160	22,183
Non-cash lease expense	6,645	4,989
Stock-based compensation	204,290	1,003,598
Stock-based charitable contribution	3,190	11,168
Provision for transaction dispute losses	53,354	48,048
Change in fair value of product obligation	(81,452)	41,575
Provision for credit losses	50,794	62,266
Amortization of premium on marketable securities	(710)	(4,010)
Other	2,906	448
Changes in operating assets and liabilities:
Product collateral	31,410	(47,232)
Accounts receivable, net	(63,796)	(22,622)
Prepaid expenses and other assets	35,860	(7,781)
Accounts payable	(9,470)	4,180
Accrued and other liabilities	(36,395)	(97,964)
Operating lease liabilities	(5,561)	(11,810)
Settlements of the product obligation	81,768	(21,650)
Cash flows provided by operating activities	421,023	20,227
Investing activities:
Purchase of marketable securities	(366,124)	(665,283)
Proceeds from sales of marketable securities	—	256,514
Proceeds from maturities of marketable securities	402,300	147,200
Purchases of loans held for investment	(4,358,992)	(3,616,906)
Repayments of loans held for investment	4,289,042	3,547,726
Purchase of property, equipment and software	(21,292)	(5,688)
Capitalization of internal-use software	(1,181)	(8,046)
Cash flows (used in) investing activities	(56,247)	(344,483)
Financing activities:
Payment of debt issuance costs	(905)	(1,134)
Proceeds from issuance of common stock under employee stock purchase plan	8,284	—
Proceeds from the issuance of common stock upon initial public offering, net of underwriting discounts and offering costs paid	—	771,239
Taxes paid related to net share settlement of restricted stock units	(5,675)	(348,072)
Proceeds from borrowings under the warehouse facility	100,000	—
Proceeds from exercise of stock options	30,356	10,925
Repurchases of common stock	(222,074)	—
Cash flows provided by (used in) financing activities	(90,014)	432,958
Net increase in cash and cash equivalents and restricted cash	274,762	108,702
Cash, cash equivalents, and restricted cash, beginning of period	480,760	350,000
Cash, cash equivalents, and restricted cash, end of period	$755,522	$458,702
Cash and cash equivalents, end of the period	$636,656	$445,026
Restricted cash, end of the period	118,866	13,676
Cash, cash equivalents, and restricted cash, end of the period	$755,522	$458,702

CHIME FINANCIAL, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)
(unaudited)

Supplementary cash flow disclosure:
Cash paid for interest	$1,596	$409
Cash paid for income taxes, net of refunds received	$1,839	$1,111
Supplemental disclosures of noncash investing and financing activities:
Deferred offering costs not yet paid	$—	$651
Reclassification of deferred offering costs to additional paid-in capital upon initial public offering	$—	$14,815
Conversion of redeemable convertible preferred stock to common stock in connection with initial public offering	$—	$2,890,121
Right-of-use assets obtained in exchange for lease obligations	$—	$53,237

Reconciliation of GAAP to Non-GAAP Results
(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
(in thousands, except percentages)	2026	2025	2026	2025
Gross profit	$646,065	$474,118	$1,821,251	$1,393,473
Gross margin	90%	87%	89%	88%
Adjusted for: Transaction and risk losses	115,614	97,053	307,806	304,445
Transaction profit	$530,451	$377,065	$1,513,445	$1,089,028
Transaction margin	74%	69%	74%	68%

	Three Months Ended September 30,		Nine Months Ended September 30,
(in thousands, except percentages)	2026	2025	2026	2025
Net income (loss)	$43,724	$(54,722)	$125,030	$(965,159)
Net margin	6%	(10)%	6%	(61)%
Adjusted for:
Depreciation and amortization expense	7,938	7,514	23,160	22,183
Other (income) expense, net(1)	(9,651)	(10,268)	(24,140)	(21,837)
Provision (benefit) for income taxes	250	280	918	785
Stock-based compensation expense and related payroll tax	76,276	85,953	212,290	1,022,711
Stock-based charitable contribution expense	1,695	—	3,190	11,168
Restructuring charges(2)	17,077	—	17,077	—
Adjusted EBITDA	$137,309	$28,757	$357,525	$69,851
Adjusted EBITDA margin	19%	5%	18%	4%
__________________
(1)Relates primarily to interest income, which consists of interest and dividends earned on our cash and cash equivalents and marketable securities.
(2)For the three and nine months ended September 30, 2026, includes cash charges for employee-related wages, benefits and severance.